                                                                    EXHIBIT 23.5

                                KPMG LETTERHEAD

The Board of Directors
Commerce National Corporation

   We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in this proxy statement/prospectus.

                                          /s/ KPMG LLP

Orlando, Florida
April 4, 2000